EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

MONTHLY OPERATING REPORT Calendar Month 02/01/06 to 02/28/06

FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash      Accrual   X

2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Nancy Hogan, Xybernaut Corp. 5175 Parkstone Drive, Suite 130, Chantilly, VA 20151

3. NUMBER OF EMPLOYEES paid during this period: 18

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes      No   X  . If yes, explain below:

5. Are all BUSINESS LICENSES current? Yes   X   No      Not Applicable

6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$94,678.31

Collected this Period	$0.00

Ending Balance	$94,678.31

7. POST -PETITION ACCOUNTS RECEIVABLE:

0-30 Days: $ 87,948.83 31-60 Days: $ 19,776.99 Over 60 Days: $ 23,868.09

If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.

Customer	Amount	Comment
Beijing Novog	5,779.90	Contacting client for payment

Caterpillar	875.31	unpaid balance on $70,023.44 invoice, checking with client

CSX	160.00	w/o variance

Edison Material	120.00	unpaid shipping on $5,242 invoice contacting client

Federal Express	15,836.60	Expecting payment late March/early April

Norwegian	45.75	bank fee – applied to wire payment

Oil-Stop	560.53	Unpaid balance on $13,658.77 invoice

Super Sonic	20.00	Variance in payment and invoice amount

Zygo	470.00	Set off against AR’s

8. POST –PETITION ACCOUNTS PAYABLE:

0-30 Days: $ 122,619.80 31-60 Days: $ 52,580.71 Over 60 Days: $ 34,103.57

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

Payee	Amount	Comment
AT&T	2,449.65	Payment deferred to March*

Bowne	5,599.00	Payment deferred to March*

China Patent	775.50	Payment deferred to March*

Dilenschneider Group	16,359.10	Payment deferred to March*

Donlin Recano & Co.	17,823.09	Payment deferred to March*

DT Research	9,560.00	Not due per payment terms with vendor

Eiwa Patent	2,874.74	foreign account received invoice late

Federal Express	782.06	Payment deferred to March*

Hyatt Plaza	10,000.00	negotiated rent payment — to be removed

James Ralabate	7,097.00	Disputed

Nancy Hogan	1,281.80	Payment deferred to March*

Olivares & CIA, S.C.	825.00	Payment deferred to March*

Perry Nolen	1,523.21	Payment deferred to March*

Phillips Ormonde	165.00	Payment deferred to March*

Sim & McBurney	5,092.13	Payment deferred to March*

Storage America	185.00	Payment deferred to March*

Taiwan Int’l Patent	1,206.00	Payment deferred to March*

Wolff, Bregman & Goller	850.00	Payment deferred to March*

You Me Patent	2,236.00	Payment deferred to March*

* Due to a dispute between the Debtors and LC Capital Master Fund, Ltd. (“LC Fund”), the Debtors’ original DIP lender, LC Fund did not advance requested funds to the Debtors in January and February 2006 as required under the terms of the applicable loan documents. On March 23, 2006, the Court entered its Interim Order Authorizing Post-Petition Secured Financing Pursuant to Section 364 of the Bankruptcy Code, authorizing, inter alia, the Debtors to obtain post-petition secured financing from East River Capital LLC (“East River”) on an interim basis. The Debtors have obtained funding from East River and are making deferred payments in March 2006.

9.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes X No . On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

NOTE: Due to limited funding, the debtor has not been able to retain a tax accountant for preparation of both the 2004 and 2005 federal and state tax returns. The debtor expects to file an extension for 2005. The debtor expects little or no lax liability due to the large net operating loss carryforward and the net losses for both 2004 and 2005.

10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes   X   No      If no, explain:

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes   X   No      Explain:

NOTE: Due to limited resources in accounting and lack of review by independent auditors, the Company’s Balance Sheet and Income Statement may require adjustments in the future to conform with generally accepted accounting principles. The Monthly Operating Reports are in a format prescribed by applicable bankruptcy law that is generally consistent, but not in full conformity, with generally accepted accounting principles.

12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Policy #	Policy Dates

Auto & Truck	73256759	03/31/05 03/31/06

Liability _	392595	03/31/05 03/31/06

Workers Comp.	1714215	03/31/05 03/31/06

Excess/Umbrella Liability	79781303	03/31/05 03/31/06

Errors & Omissions	35392595	03/31/05 03/31/06

D&O	ELU08861005	04/14/05 04/14/06

D&O	35529D0205	04/14/05 04/14/06

International Coverage	35389095BAL	03/31/05 03/31/06

13. ACTIONS OF DEBTOR. During the last month, did the debtor:

(A) Fail to defend or not oppose any action seeking to dispossess the debtor from contro1 or custody of any asset of the estate? Yes      No      x     Explain:

(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes   X   No      Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes.     X     No      Explain: Xybernaut Corporation removed fully depreciated leasehold improvements associated with the prior office space location, net effect to Balance Sheet is zero.

15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary) N/A

Creditor	Frequency of Payments per	Amount of Each	Next Payment	Post-Petition Pmts. No Made

16.	PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary): NONE

Professional	Service	Amount

17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period:

$ -0-

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: March 29, 2006		DEBTOR-IN-POSSESSION

Signature:	/s/ Perry L. Nolen	Xybernaut Corporation

Name/Title:	Perry L. Nolen, CEO/President	5175 Parkstone Drive

Address:	5175 Parkstone Drive	Chantilly, VA 20151

	Chantilly, VA 20151	703-480-0480

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

Cash Disbursements Summary Report

Calendar Month Ending 02/28/06

Total Disbursements from Operating Account	(See Note 1) __176,695.74
Total Disbursements from Payroll Account	(See Note 2) _ 13,451.61*
Total Disbursements from Tax Escrow Account (See Note 3) ________0__

Total Disbursements from any other Account	(See Note 4) ________0__
Grand Total Disbursements from all Accounts		109,147.35	(1)

• Due to a dispute between the Debtors and LC Capital Master Fund, Ltd. (“LC Fund”), the Debtors’ original DIP lender, LC Fund did not advance requested funds to the Debtors in January and February 2006 as required under the terms of the applicable loan documents and therefore, the Debtors had to defer most February 2006 payroll payments. On March 23, 2006, the Court entered its Interim Order Authorizing Post-Petition Secured Financing Pursuant to Section 364 of the Bankruptcy Code, authorizing, inter alia, the Debtors to obtain post-petition secured financing from East River Capital LLC (“East River”) on an interim basis. The Debtors have obtained funding from East River and are making deferred February 2006 payroll payments in March 2006.

(1) Xybernaut has only 1 bank account for Operations and Payroll – amounts listed separately for information purposes only.

Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

In re: Xybernaut Corporation Case Number: 05-12801

BALANCE SHEET

As of February 28, 2006

ASSETS

Current assets:
Cash In Banks	33,543
Petty Cash	300
Restricted Cash	—
Pre Petiton Accounts receivable	94,678
Post Petiton Accounts receivable	131,594
Less AR — Other, Reserve, Contra	(507,088)
Inventory	1,936,715
Prepaid and other current assets	711,760
DTDF – Japan	680,099
DTDF – GmbH	12,533,177
DTDF — Gmbh R&D	4,820,238
DTDF – China	286,197
DTDF – XSI	(1,225,856)
DTDF – Korea	293,924
DTDF — RESERVE	(18,000,000)
Total current assets		1,789,281

Fixed assets:
Property and equipment	1,860,961
Less: accumulated depreciation	(1,733,561)
Total fixed assets		127,400

Other assets:
Investment in subsidiaries	605,584
Patents, net	656,087
Trademarks, net	20,921
Tooling, net	—	—
Other	196,392
Total other assets		1,478,984

TOTAL ASSETS		3,395,665

Case Number 05-12801 Period Ending February 2006 Balance Statement Page 2

LIABILITIES AND EQUITY
Post-Petition Liabilities
Accounts Payable	199,942
Accrued DIP Loan Payable	297,246
Accrued restructuring costs
Deferred Product and Warranty Revenue	143,444
Accrued Professional fees	1,925,215
Accrued Purchases	82,858
Salaries/Commissions Payable	306,759
Total Post Petition Liabilities	2,955,464

Pre-Petition Liabilities
Priority Claims	105,810
Secured Debts	—
Unsecured Debt	1,602,425
Accrued expenses	333,381
Total Pre Petition Liabilities	2,041,616

Total liabilities		4,997,080

Stockholders’ equity:
Common stock	1,946,209
Additional paid-in capital	183,745,591
Cumulative translation adjustment	38,695
Accumulated other comprehensive income (XSI)	37,130
Retained earnings, beginning	(171,411,927)
Current Retained Earnings — Pre Petition	(10,953,998)
Current Retained Earnings — Post Petition	(5,003,115)
Total stockholders’ equity		(1,601,415)

TOTAL LIABILITIES AND EQUITY		3,395,665

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month February 1, 2006 to February 28, 2006
(All figures refer to post-petition transactions)

	This Month	Year to Date
Revenue:

Sales/Income	141,490	180,354
Cost of Sales

Beginning Inventory	2,549,363	2,551,215
Purchase of Inventory / transfers	48,711	75,459
Less ending Inventory	(2,476,959)	(2,476,959)
Direct Labor (Gross Salaries)
Purchased Goods and Services	38,773	41,781
Total Cost of Sales	159,888	191,496

Gross profit	(18,398)	(11,142)
Operating Expenses

Officer’s Salaries (Gross)	51,667	103,334
Other Employee Salaries (Gross)	119,988	250,909
Taxes (Payroll: Employer’s Share)	—	—
Employee Benefits (Insurance, Pension Plan, etc.)	23,334	56,217
Advertising	—	—
Bad Debts	—	—
Depreciation & Amortization	42,705	87,768
Corporate Meetings / entertainment	—	2,841
Insurance (Real Estate)	—	—
Insurance (Other)	29,133	58,262
Interest (Mortgage, Loans, etc.)	2,081	6,927
Leases (other that Rent)	—	—
Outside Services & Contractors	7,607	390,323
Professional Fees (Attorney, Accountant )	355,415	399,402

Case Number 05-12801 Period Ending February 2006 Income Statement Page 2

Rent and leases	10,922	28,965
Repairs and maintenance	153	276
Supplies, dues & subscriptions	1,478	3,620
Taxes (Real Property)	—	—
Taxes (Other)	—	—
Telephone	6,612	10,043
Travel	15,045	33,831
Utilities	—	—
U.S. Trustee quarterly fee		3,750

Other Operating Expenses		—

Internet / Website	4,439	6,300
Office expense	1,619	4,029
Postage	—	—
Printing	—	706
Public company expense	8,125	25,948
Equipment	3,281	6,928
Courier/overnight	441	1,422
Customer support	—	1,000
Penalties (1)	—	—
Office Move	6,945	17,586

Total Operating Expenses	690,990	1,500,387

Profit/Loss from operations	(709,388)	(1,511,529)

Interest income
Net Income (Loss)	(709,388)	(1,511,529)

NOTE: Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Cash to this Report.

In re: Xybernaut Corporation Case Number: 05-12801

Cash Reconciliation Report
Xybernaut Corporation	Accrual Basis
Calendar Month Ending	February 28, 2006
Operating/
	Payroll Acct	Totals

Beginning Cash Balance		(71,415)
Net Income		(709,388)
Non Cash Expenses
Amortization
Depreciation		11,517
Total		11,517

Cash from Operations		(697,870)
Other Sources (Uses of Cash)
Decrease (Incr) — Accounts Receivable	24,247
Decrease (Incr) — Accounts Receivable pre petition	-
Decrease (Incr) – Inventory	71,255
Decrease (Incr) — equipment — computers – Fixed Assets	7,853
Decrease (Incr) — DTDF (Intercompany)	140,099
Decrease (Incr) — Prepaid Other Current Assets	28,835
Decrease (Incr) — Other Assets (PATENTS) net	23,691
Decrease (Incr) — Other Assets (Trademarks) net	2,181
Decrease (Incr) — Other Assets	12,458
Increase (Decr) — Accounts Payable	46,605
Increase (Decr) — Accrued Expenses
Increase (Decr) — Purchase Accrual
Increase (Decr) — Accrued P./R Taxes	-
Increase (Decr) — Accrued Prof Fees	321,851
Increase (Decr) — Accrued DIP Loan	-
Increase (Decr) — Accrued Rent	-
Increase (Decr) — Accrued Salaries	150,800
Increase (Decr) — Accrued Sales Taxes	-
Increase (Decr) — Deferred Restruturing Cost	-
Increase (Decr) — Deferred product & warranty revenue	(27,046)
Total Other Sources (uses) of Cash		802,828

Ending Cash Balance		33,543
Balance per Bank Statement		94,767
Less Outstanding Checks		61,223
Add Deposits in Transit
Reconciled Bank Balance		33,543

In re: Xybernaut Corporation Case Number: 05-12801

CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month ending: February 2006
(All figures refer to post-petition transactions)

Amounts shown represent payroll activity for the month of February that occurred in	Payroll	Tax
the combined Operating/Payroll acct.	Account*	Account*

(A) Beginning Cash Balance (A)	—
Cash Receipts:	$10,000.00	—
Transfers from Operating Account	—	—
Transfers from Payroll Account	—	—
Other — ___________________________________	—	—

(B) Total Cash Receipts (B)	—	—

—
—

(C) Cash Available (C= A+B)	.00
Cash Disbursements:	—
Gross Payroll for this period $__.00	—
—	.00
Employee Benefits paid	—
Net Payroll Paid	.00
Transfers to Tax Account	—
Taxes deposited or paid during period	.00	—
Employee’s share of FICA Tax	—	—
Employer’s share of FICA Tax	.00	—
Employee’s Federal Income Tax	—	—
Employee’s State Income Tax	.00	—
Unemployment Tax	—	—
Unrecorded Bank Service Charges	___.00	—
Other: ____________________________	—	—
—	—	—
(D) Total Disbursements (D)	$10,000.00	—

(E) Ending Cash Balance (E= C-D)	—	—

(F) Balance per Bank Statement (F)	—	—

(G) Less Outstanding Checks (G)	—	—

(H) Add Deposits in Transit	—	—

(I) Reconciled Bank Balance {I = (F-G) +H]	—	—

* Due to a dispute between the Debtors and LC Capital Master Fund, Ltd. (“LC Fund”), the Debtors’ original DIP lender, LC Fund did not advance requested funds to the Debtors in January and February 2006 as required under the terms of the applicable loan documents and therefore, the Debtors had to defer most February 2006 payroll payments. On March 23, 2006, the Court entered its Interim Order Authorizing Post-Petition Secured Financing Pursuant to Section 364 of the Bankruptcy Code, authorizing, inter alia, the Debtors to obtain post-petition secured financing from East River Capital LLC (“East River”) on an interim basis. The Debtors have obtained funding from East River and are making deferred February 2006 payroll payments in March 2006.

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal.